Exhibit 23


                             ARTHUR ANDERSEN LLP



                  Consent of Independent Public Accountants





As independent public accountants, we hereby consent to the incorporation of our report dated March 10, 1998, included in this Form 10-K/A for the year ended December 31, 1996, into the Company's previously filed Registration Statements No. 33-46413 and 333-18927.



                                       ARTHUR ANDERSEN LLP



Detroit, Michigan,
  March 10, 1998.